Retirement Plan (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Retirement Benefits [Abstract]
Employees contribution	The Company plan allows eligible employees to contribute a percentage of their compensation on a pre-tax basis and the Company matches employee contributions, on a discretionary basis, currently in an amount equal to 100% of the first 3% and 50% of the next 2% of the employee’s salary, subject to annual tax deduction limitations
Company matching contributions to pension plan	$ 176	$ 177
Company matching contributions to pension plan from discontinued operation	0	19
Employer discretionary contribution	$ 0	$ 0